UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549


                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported): April 27, 2005
                                                    ----------------


                             ENNIS, INC.
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       (Exact name of registrant as specified in its charter)


            TEXAS                 1-5807           75-0256410
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(State or other Jurisdiction   (Commission     (I. R. S. Employer
      of incorporation)        File Number)    Identification No.)



  2441 Presidential Pkwy, Midlothian, Texas             76065
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   (Address of principal executive offices)           (Zip Code)


                           (972) 775-9801
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         (Registrant's telephone number, including area code)


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   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written  communications pursuant to Rule 425 under the  Securities
   Act (17 CFR 230.425)
[] Soliciting  material pursuant to Rule 14a-12  under  the  Exchange
   Act (17 CFR 240.14a-12)
[] Pre-commencement  communications pursuant to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
           ---------------------------------------------
Item 7.01 Regulation FD Disclosure
          ------------------------

          The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and
          Item 7.01, "Regulation FD Disclosure."

          On April 27 and 28, 2005, Ennis, Inc. issued press releases announcing its year-end operating results and provided additional information on year-end results. This information shall not be deemed "filed" for purposes of
          Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          Exhibit 99 Press release dated April 27, 2005, announcing year-end operating results.

          Exhibit 99.1 Press release dated April 28, 2005, announcing additional information on year-end results.

                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.


Date:  April 29, 2005           /s/ Harve Cathey
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                                Harve Cathey
                                Vice President - Finance and CFO,
                                Secretary, Principal Financial and
                                Accounting Officer